SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2002

POET HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-87267	94-3221778

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Baker Way, Suite 200
San Mateo, California 94404

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(650) 577-2500

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.          Other Events.

     On April 23, 2002, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended March 31, 2002.

     On April 23, 2002, POET Holdings, Inc. issued an ad hoc statement (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended March 31, 2002.

Item 7.          Financial Statements and Exhibits.

99.1 Text of press release dated April 23, 2002.

99.2 Text of ad hoc statement dated April 23, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POET HOLDINGS, INC. a Delaware corporation

Dated: April 25, 2002	By:	/s/ Jerry Wong Jerry Wong Assistant Secretary and Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release dated April 23, 2002.

99.2	Text of ad hoc statement dated April 23, 2002.